Exhibit 10.1

FIFTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of September 18, 2015

among

GULFPORT ENERGY CORPORATION,

as Borrower,

THE BANK OF NOVA SCOTIA,

as Administrative Agent

and

The Lenders Party Hereto

KEYBANK NATIONAL ASSOCIATION and

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as Co-Syndication Agents

WELLS FARGO BANK, N.A. and

BARCLAYS BANK PLC,

as Co-Documentation Agents

FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of September 18, 2015, among GULFPORT ENERGY CORPORATION, a Delaware corporation (“Borrower”), THE BANK OF NOVA SCOTIA, as Administrative Agent (“Administrative Agent”) and L/C Issuer, and the Lenders party hereto.

R E C I T A L S

A. Borrower, the financial institutions signing as Lenders thereto, Administrative Agent and the other agents party thereto are parties to an Amended and Restated Credit Agreement dated as of December 27, 2013, as amended by a First Amendment to Amended and Restated Credit Agreement dated as of April 23, 2014, a Second Amendment to Amended and Restated Credit Agreement dated as of November 26, 2014, a Third Amendment to Amended and Restated Credit Agreement dated as of April 10, 2015, and a Fourth Amendment to Amended and Restated Credit Agreement and Limited Consent and Waiver dated as of May 29, 2015 (collectively, the “Original Credit Agreement”); the Original Credit Agreement as amended and waived by this Amendment is referred to herein as the “Credit Agreement”).

B. The parties desire to amend the Original Credit Agreement as hereinafter provided.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Same Terms. All terms used herein that are defined in the Original Credit Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides. In addition, (i) all references in the Original Credit Agreement and, where appropriate in the context, in the other Loan Documents to the “Agreement” shall mean the Original Credit Agreement, as amended and waived by this Amendment, as the same may hereafter be amended and waived from time to time, and (ii) all references in the Loan Documents to the “Loan Documents” shall mean the Loan Documents, as amended and waived by the Modification Papers, as the same may hereafter be amended and waived from time to time. In addition, the following terms have the meanings set forth below:

“Effective Date” means the date on which the conditions specified in Section 2 below are satisfied (or waived in writing by the Administrative Agent).

“Modification Papers” means this Amendment and all of the other documents and agreements executed in connection with the transactions contemplated by this Amendment.

2. Conditions Precedent. The obligations and agreements of the Lenders as set forth in this Amendment are subject to the satisfaction, unless waived in writing by Administrative Agent, of each of the following conditions (and upon such satisfaction, this Amendment shall be deemed to be effective as of the Effective Date):

A. Fifth Amendment to Credit Agreement. This Amendment shall have been duly executed and delivered by each of the parties hereto.

B. Borrowing Base Increase Fee. Borrower shall have paid Administrative Agent for the account of Lenders a fee for the incremental increase of the Borrowing Base in the amount agreed upon by Borrower, Administrative Agent and Lenders.

FIFTH AMENDMENT – Page 1

C. Fees and Expenses. Administrative Agent shall have received payment of all out-of-pocket fees and expenses (including reasonable attorneys’ fees and expenses) incurred by Administrative Agent in connection with the preparation, negotiation and execution of the Modification Papers.

3. Amendments to Original Credit Agreement. On the Effective Date, the Original Credit Agreement shall be deemed to be amended as follows:

(a) The definition of “Eurodollar Rate” in Section 1.01 of the Original Credit Agreement shall be amended by inserting after the fraction and before the word “Where,” the phrase “, provided that if the ‘Eurodollar Rate’ shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement;”.

(b) The definition of “Federal Funds Rate” in Section 1.01 of the Original Credit Agreement shall be amended by inserting immediately prior to the period at the end thereof, the phrase “, provided that if the ‘Federal Funds Rate’ shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement”.

(c) Section 1.01 of the Original Credit Agreement shall be amended by amending and restating the following definition to read in its entirety as follows:

“‘L/C Sublimit’ means, at any time, an amount equal to the greater of $150,000,000 or 40% of the Borrowing Base existing at such time. The L/C Sublimit is part of, and not in addition to, the Aggregate Commitments.”

(d) Section 7.12(a) of the Original Credit Agreement shall be amended to read in its entirety as follows:

“(a) Net Funded Debt to EBITDAX Ratio. Maintain on a consolidated basis a ratio of Net Funded Debt to EBITDAX not exceeding 4.00:1.00.”

(e) Section 8.02(i) shall be amended by deleting the word “and” at the end thereof, and Section 8.02(j) shall be relettered as “(k)”, and a new Section 8.02(j) shall be added which shall read in its entirety as follows:

“(j) Investments in joint ventures formed to own and operate midstream assets; provided that the aggregate outstanding amount of all such Investments made in reliance on this clause (j) does not exceed $100,000,000; and”

(f) Section 8.03(p) of the Original Credit Agreement shall be amended to read in its entirety as follows:

“(p) other Indebtedness in an aggregate principal amount at any time outstanding under this clause (p) that does not exceed the greater of (i) $10,000,000 and (ii) two percent (2%) of the Borrowing Base as in effect at the time of the most recent incurrence of Indebtedness under this clause (p).”

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(g) Section 8.05(p) shall be amended by deleting the word “or” at the end thereof, Section 8.05(q) shall be amended by adding the word “or” at the end thereof, and a new Section 8.05(r) shall be added which shall read in its entirety as follows:

“(r) Dispositions of contracts (and rights or interests therein or thereunder) or other arrangements constituting a release of natural gas interstate transportation capacity, which Dispositions do not (when considered cumulatively, and taken together with other related transactions and contractual arrangements) deprive Borrower of the benefit of any material portion of Borrower’s Mineral Interests;”

(h) The preamble to Section 8.09(a)(ii) shall be amended to read in its entirety as follows:

“(ii) the notional volumes for which (when aggregated with other Swap Contracts then in effect other than puts and floors and basis differential swaps) do not exceed, as of the date such Swap Contract is executed:”

(i) The second and third unnumbered paragraphs after Section 8.09(a)(iv) of the Original Credit Agreement shall be amended to read in their entirety as follows:

“Notwithstanding any other provision of this Section 8.09(a), the Borrower and its Subsidiaries may enter into (A) put and floor options and (B) basis differential swaps, in each case, with respect to notional volumes not in excess of the notional volumes that may otherwise be hedged pursuant to this Section 8.09 (but not giving effect to the parenthetical in Section 8.09(a)(ii)).

For purposes of this paragraph, “Tested Swap Contracts” means Swap Contracts entered into to hedge prices on oil, natural gas and natural gas liquids measured separately expected to be produced by the Loan Parties other than (A) put and floor options, and (B) basis differential swaps.”

(j) Schedule 2.01 to the Original Credit Agreement shall be replaced with Schedule 2.01 attached to this Amendment.

(k) The last line of the Leverage Ratio Exhibit in Schedule 2 to the Compliance Certificate attached as Exhibit C to the Original Credit Agreement shall be amended to read as follows:

Maximum Permitted:	4.00 to 1.00

(l) The last line of the Pro Forma Leverage Ratio Exhibit in the Schedule to the Designated Investment Entity Certificate attached as Exhibit I to the Original Credit Agreement shall be amended to read as follows:

Maximum Permitted:	4.00 to 1.00

4. Increase of Borrowing Base. The Borrowing Base is hereby increased from $575,000,000 to $700,000,000. The Borrowing Base shall remain at this amount until next redetermined in accordance with Article IV of the Credit Agreement.

5. Certain Representations. Borrower represents and warrants that, as of the Effective Date: (a) Borrower has full power and authority to execute the Modification Papers to which it is a party and such Modification Papers constitute the legal, valid and binding obligation of Borrower enforceable in accordance with their terms, except as enforceability may be limited by general principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the

FIFTH AMENDMENT – Page 3

enforcement of creditors’ rights generally; (b) no authorization, approval, consent or other action by, notice to, or filing with, any Governmental Authority or other Person is required for the execution, delivery and performance by Borrower thereof; and (c) no Default has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment. In addition, Borrower represents that after giving effect to the Modification Papers, all representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (provided that any such representations or warranties that are, by their terms, already qualified by reference to materiality shall be true and correct without regard to such additional materiality qualification) on and as of the Effective Date as if made on and as of such date except to the extent that any such representation or warranty expressly relates to an earlier date, in which case such representation or warranty is true and correct in all material respects (or true and correct without regard to such additional materiality qualification, as applicable) as of such earlier date.

6. No Further Amendments. Except as previously amended or waived in writing or as amended or waived hereby, the Original Credit Agreement shall remain unchanged and all provisions shall remain fully effective between the parties.

7. Acknowledgments and Agreements. Borrower acknowledges that on the date hereof all outstanding Obligations, in each case as amended and waived hereby, are payable in accordance with their terms, and Borrower waives any defense, offset, counterclaim or recoupment with respect thereto. Borrower, Administrative Agent, L/C Issuer and each Lender do hereby adopt, ratify and confirm the Original Credit Agreement, as amended and waived hereby, and acknowledge and agree that the Original Credit Agreement, as amended and waived hereby, is and remains in full force and effect. Borrower acknowledges and agrees that its liabilities and obligations under the Original Credit Agreement and under the other Loan Documents, in each case as amended and waived hereby, are not impaired in any respect by this Amendment. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as amended and waived hereby.

8. Limitation on Agreements. The consents, waivers and modifications set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Original Credit Agreement or any of the other Loan Documents, or (b) to prejudice any other right or rights that Administrative Agent or the Lenders now have or may have in the future under or in connection with the Original Credit Agreement and the other Loan Documents, each as amended and waived hereby, or any of the other documents referred to herein or therein. The Modification Papers shall constitute Loan Documents for all purposes.

9. Confirmation of Security. Borrower hereby confirms and agrees that all of the Collateral Documents that presently secure the Obligations shall continue to secure, in the same manner and to the same extent provided therein, the payment and performance of the Obligations as described in the Original Credit Agreement as modified by this Amendment.

10. Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

11. Incorporation of Certain Provisions by Reference. The provisions of Section 11.15. of the Original Credit Agreement captioned “Governing Law, Jurisdiction; Etc.” and Section 11.16. of the Original Credit Agreement captioned “Waiver of Right to Trial by Jury” are incorporated herein by reference for all purposes.

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12. Entirety, Etc. This Amendment, the other Modification Papers and all of the other Loan Documents embody the entire agreement between the parties. THIS AMENDMENT, THE OTHER MODIFICATION PAPERS AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[This space is left intentionally blank. Signature pages follow.]

FIFTH AMENDMENT – Page 5

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the date and year first above written.

BORROWER GULFPORT ENERGY CORPORATION

By:	/s/ Aaron Gaydosik
Aaron Gaydosik
Chief Financial Officer

FIFTH AMENDMENT – Signature Page S-1

ADMINISTRATIVE AGENT: THE BANK OF NOVA SCOTIA, as Administrative Agent and L/C Issuer

By:	/s/ Alan Dawson
Alan Dawson
Director

LENDERS: THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Alan Dawson
Alan Dawson
Director

FIFTH AMENDMENT – Signature Page S-2

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ John Dravenstott
Name:	John Dravenstott
Title:	Vice President

FIFTH AMENDMENT – Signature Page S-3

CREDIT SUISSE AG, Cayman Islands Branch, as a Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Michael Moreno
Name:	Michael Moreno
Title:	Authorized Signatory

FIFTH AMENDMENT – Signature Page S-4

BARCLAYS BANK PLC, as a Lender

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Vice President

FIFTH AMENDMENT – Signature Page S-5

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ David C. Brooks
Name:	David C. Brooks
Title:	Director

FIFTH AMENDMENT – Signature Page S-6

AMEGY BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jill McSorley
Name:	Jill McSorley
Title:	Senior Vice President

FIFTH AMENDMENT – Signature Page S-7

BNP PARIBAS, as a Lender

By:	/s/ Scott Joyce
Name:	Scott Joyce
Title:	Managing Director

By:	/s/ Sriram Chandrasekaran
Name:	Sriram Chandrasekaran
Title:	Director

FIFTH AMENDMENT – Signature Page S-8

COMPASS BANK, as a Lender

By:	/s/ Kathleen J. Bowen
Name:	Kathleen J. Bowen
Title:	Managing Director

FIFTH AMENDMENT – Signature Page S-9

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Sandra Aultman
Name:	Sandra Aultman
Title:	Managing Director

FIFTH AMENDMENT – Signature Page S-10

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Nicholas T. Hanford
Name:	Nicholas T. Hanford
Title:	Vice President

FIFTH AMENDMENT – Signature Page S-11

ASSOCIATED BANK, N.A., as a Lender

By:	/s/ Kyle Lewis
Name:	Kyle Lewis
Title:	Vice President

FIFTH AMENDMENT – Signature Page S-12

IBERIABANK, as a Lender

By:	/s/ Moni Collins
Name:	Moni Collins
Title:	Senior Vice President

FIFTH AMENDMENT – Signature Page S-13

SCHEDULE 2.01

Commitments

and Applicable Percentages

Lender	Applicable Percentage	Commitment
The Bank of Nova Scotia	12.14285714%	$85,000,000
KeyBank National Association	10.71428571%	$75,000,000
Credit Suisse AG, Cayman Islands Branch	10.71428571%	$75,000,000
Barclays Bank PLC	10.71428571%	$75,000,000
Wells Fargo Bank, N.A.	10.71428571%	$75,000,000
Amegy Bank National Association	8.85714286%	$62,000,000
BNP Paribas	6.35714286%	$44,500,000
Compass Bank	6.35714286%	$44,500,000
PNC Bank, National Association	6.35714286%	$44,500,000
U.S. Bank National Association	6.35714286%	$44,500,000
Associated Bank, N.A.	5.71428571%	$40,000,000
IberiaBank	5.00000000%	$35,000,000
TOTAL:	100.00%	$700,000,000

Maximum Facility Amount: $1,500,000,000

SCHEDULE 2.01, Commitments and Applicable Percentages – Solo Page